                                Exhibit (e)(3)

                             Revised Schedules A-E
                            Dated November 27, 2000
                                    To the
                            Distribution Agreement
                                    Between
                            One Group Mutual Funds
                                      And
                        The One Group Services Company

                                  SCHEDULE A
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                           ONE GROUP(R) MUTUAL FUNDS
                                      AND
                        THE ONE GROUP SERVICES COMPANY

Name of the Fund
----------------

Money Market Funds
------------------
U.S. Treasury Securities Money Market Fund
Prime Money Market Fund
U.S. Government Securities Money Market Fund
Treasury Prime Money Market Fund
Municipal Money Market Fund
Ohio Municipal Money Market Fund
Michigan Municipal Money Market Fund
Institutional Prime Money Market Fund
Treasury Only Money Market Fund
Cash Management Money Market Fund
Treasury Cash Management Money Market Fund
Treasury Prime Cash Management Money Market Fund
U.S. Government Cash Management Money Market Fund
Municipal Cash Management Money Market Fund
Government Money Market Fund
Tax Exempt Money Market Fund

Equity Funds
------------
Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
International Equity Index Fund
Large Cap Value Fund
Equity Index Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Real Estate Fund
Technology Fund
Health Sciences Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

Fixed Income Funds
------------------

Income Bond Fund
Short-Term Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
Treasury & Agency Fund
High Yield Bond Fund
Bond Fund
Mortgage Backed Securities Fund
Municipal Income Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund
Tax-Free Bond Fund


One Group(R) Mutual Funds               The One Group Services Company


By: /s/ Mark A. Beeson                  By: /s/ Mark S. Redman
   ---------------------------             -------------------------------

Date: November 27, 2000                 Date: November 16, 2000
      ------------------------               -----------------------------

                                  SCHEDULE B
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                           ONE GROUP(R) MUTUAL FUNDS
                                      AND
                        THE ONE GROUP SERVICES COMPANY

                    Shares Subject to Front-End Sales Load
                    --------------------------------------

Name of the Fund
----------------

Equity Funds
------------
Equity Income Fund
Mid Cap Value Fund
Mid Cap Growth Fund
International Equity Index Fund
Large Cap Value Fund
Equity Index Fund
Balanced Fund
Large Cap Growth Fund
Diversified Equity Fund
Small Cap Growth Fund
Diversified Mid Cap Fund
Small Cap Value Fund
Diversified International Fund
Market Expansion Index Fund
Real Estate Fund
Technology Fund
Health Sciences Fund
Investor Growth Fund
Investor Growth and Income Fund
Investor Balanced Fund
Investor Conservative Growth Fund

Fixed Income Funds
------------------
Income Bond Fund
Short-Term Bond Fund
Intermediate Tax-Free Bond Fund
Ohio Municipal Bond Fund
Government Bond Fund
Ultra Short-Term Bond Fund
High Yield Bond Fund
Bond Fund
Mortgage Backed Securities Fund
Treasury & Agency Fund
Municipal Income Fund
Texas Municipal Bond Fund
West Virginia Municipal Bond Fund
Kentucky Municipal Bond Fund
Intermediate Bond Fund
Arizona Municipal Bond Fund
Louisiana Municipal Bond Fund
Michigan Municipal Bond Fund
Short-Term Municipal Bond Fund

Tax-Free Bond Fund


One Group(R) Mutual Funds               One Group Services Company

By: /s/ Mark A. Beeson                  By: /s/ Mark S. Redman
    -------------------------               ---------------------------

Date: November 27, 2000                 Date: November 16, 2000
      -----------------------                 -------------------------

                                  SCHEDULE C
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                           ONE GROUP(R) MUTUAL FUNDS
                                      AND
                        THE ONE GROUP SERVICES COMPANY

                           Distribution Plan Shares
                           ------------------------

Name of the Fund
----------------

Money Market Funds
------------------
U.S. Treasury Securities Money Market Fund -- Service Class Shares U.S. Treasury Securities Money Market Fund -- Class A Shares
Prime Money Market Fund -- Class A Shares
Prime Money Market Fund -- Service Class Shares
U.S. Government Securities Money Market Fund -- Service Class Shares U.S. Government Securities Money Market Fund -- Class A Shares Treasury Prime Money Market Fund -- Service Class Shares
Treasury Prime Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Class A Shares
Municipal Money Market Fund -- Service Class Shares
Ohio Municipal Money Market Fund -- Class A Shares
Ohio Municipal Money Market Fund -- Service Class Shares
Michigan Municipal Money Market Fund -- Class A Shares
Michigan Municipal Money Market Fund -- Service Class Shares
Cash Management Money Market Fund -- Class A Shares
Treasury Cash Management Money Market Fund -- Class A Shares Treasury Prime Cash Management Money Market Fund -- Class A Shares U.S. Government Cash Management Money Market Fund -- Class A Shares Municipal Cash Management Money Market Fund -- Class A Shares

Equity Funds
------------
Equity Income Fund  -- Class A Shares
Mid Cap Value Fund  -- Class A Shares
Mid Cap Growth Fund  -- Class A Shares
International Equity Index Fund -- Class A Shares
Large Cap Value Fund  -- Class A Shares
Equity Index Fund -- Class A Shares
Balanced Fund  -- Class A Shares
Large Cap Growth Fund -- Class A Shares
Diversified Equity Fund  -- Class A Shares
Small Cap Growth Fund -- Class A Shares
Diversified Mid Cap Fund   -- Class A Shares
Small Cap Value Fund  -- Class A Shares
Diversified International Fund  -- Class A Shares
Market Expansion Index Fund  -- Class A Shares
Real Estate Fund - Class A Shares
Technology Fund - Class A Shares
Health Sciences Fund - Class A Shares
Investor Growth Fund -- Class A Shares
Investor Growth and Income Fund -- Class A Shares
Investor Balanced Fund -- Class A Shares
Investor Conservative Growth Fund -- Class A Shares

Fixed Income Funds
------------------
Income Bond Fund -- Class A Shares
Short-Term Bond  Fund -- Class A Shares
Government Bond Fund -- Class A Shares
Ultra Short-Term Bond Fund -- Class A Shares
Treasury & Agency Fund -- Class A Shares
High Yield Bond Fund  -- Class A Shares
Bond Fund  -- Class A Shares
Mortgage Backed Securities Fund - Class A Shares
Intermediate Tax-Free Bond Fund -- Class A Shares
Ohio Municipal Bond Fund -- Class A Shares
Intermediate Bond Fund -- Class A Shares
Arizona Municipal Bond Fund -- Class A Shares
Louisiana Municipal Bond Fund -- Class A Shares
Michigan Municipal Bond Fund  -- Class A Shares
Short-Term Municipal Bond Fund  -- Class A Shares
Tax-Free Bond Fund  -- Class A Shares
Municipal Income Fund  -- Class A Shares
West Virginia Municipal Bond Fund -- Class A Shares
Kentucky Municipal Bond Fund

One Group(R) Mutual Funds         The One Group Services Company


By:  /s/ Mark A. Beeson           By:  /s/ Mark S. Redman
   --------------------               -------------------
Date:  November 27, 2000          Date   November 16,2000

      ------------------                 ----------------

                                  SCHEDULE D
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                           ONE GROUP(R) MUTUAL FUNDS
                                      AND
                        THE ONE GROUP SERVICES COMPANY

                                 CDSC Classes
                                 ------------

Name of the Fund
----------------

Money Market Funds
------------------
U.S. Treasury Securities Money Market Fund -- Class B Shares
Prime Money Market Fund -- Class B Shares

Equity Funds
------------
Equity Income Fund  -- Class B Shares
Mid Cap Value Fund  -- Class B Shares
Mid Cap Growth Fund   -- Class B Shares
International Equity Index Fund -- Class B Shares
Large Cap Value Fund  -- Class B Shares
Equity Index Fund -- Class B Shares
Balanced Fund  -- Class B Shares
Large Cap Growth Fund  -- Class B Shares
Diversified Equity Fund  -- Class B Shares
Small Cap Growth Fund -- Class B Shares
Diversified Mid Cap Fund  -- Class B Shares
Small Cap Value Fund  -- Class B Shares
Diversified International Fund  -- Class B Shares
Market Expansion Index Fund  -- Class B Shares
Real Estate Fund --  Class B Shares
Technology Fund - Class B Shares
Health Sciences Fund - Class B Shares
Investor Growth Fund -- Class B Shares
Investor Growth and Income Fund -- Class B Shares
Investor Balanced Fund -- Class B Shares
Investor Conservative Growth Fund -- Class B Shares

Fixed Income Funds
------------------
Income Bond Fund  -- Class B Shares
Short-Term Bond Fund  -- Class B Shares
Treasury & Agency Fund -- Class B Shares
Government Bond Fund -- Class B Shares
Ultra Short-Term Bond Fund -- Class B Shares
Intermediate Bond Fund -- Class B Shares
High Yield Bond Fund  -- Class B Shares
Bond Fund  -- Class B Shares
Intermediate Tax-Free Bond Fund -- Class B Shares
Ohio Municipal Bond Fund -- Class B Shares
Michigan Municipal Bond Fund  -- Class B Shares
Short-Term Municipal Bond Fund  -- Class B Shares
Tax-Free Bond Fund  -- Class B Shares
Municipal Income Fund -- Class B Shares
West Virginia Municipal Bond Fund -- Class B Shares

Kentucky Municipal Bond Fund -- Class B Shares
Arizona Municipal Bond Fund -- Class B Shares
Louisiana Municipal Bond Fund -- Class B Shares

One Group(R) Mutual Funds        The One Group Services Company


By:  /s/ Mark A. Beeson          By:  /s/ Mark S. Redman
    -------------------              -------------------
Date:  November 27, 2000         Date   November 16, 2000

      ------------------               ------------------

                                  SCHEDULE E
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                               THE ONE GROUP(R)
                                      AND
                        THE ONE GROUP SERVICES COMPANY

                                 CDSC Classes
                                 ------------

Name of the Fund
----------------

Equity Funds
------------

Equity Income (formerly the Income Equity Fund)  - Class C Shares
Mid Cap Value Fund (formerly the Disciplined Value Fund ) - Class C Shares
Mid Cap Growth Fund (formerly the Growth Opportunities Fund) - Class C Shares Equity Index Fund - Class C Shares
Large Cap Value Fund (formerly the Large Company Value Fund) - Class C Shares Balanced Fund (formerly the Asset Allocation Fund) - Class C Shares International Equity Index Fund - Class C Shares
Large Cap Growth Fund (formerly the Large Company Growth Fund) - Class C Shares Diversified Equity Fund (formerly the Value Growth Fund) - Class C Shares
Small Cap Growth Fund (formerly the Small Capitalization Fund) - Class C Shares Diversified Mid Cap Fund -- Class C Shares
Small Cap Value Fund  -- Class C Shares
Diversified International Fund  -- Class C Shares
Market Expansion Index Fund -- Class C Shares
Real Estate Fund - Class C Shares
Technology Fund - Class C Shares
Health Sciences Fund - Class C Shares
Investor Aggressive Growth Fund -- Class C Shares
Investor Growth Fund -- Class C Shares
Investor Growth & Income Fund -- Class C Shares
Investor Balanced Fund -- Class C Shares
Investor Conservative Growth Fund -- Class C Shares

Fixed Income Funds
------------------

Income Bond Fund  -- Class C Shares
Short-Term Bond Fund (formerly the Limited Volatility Bond Fund) -- Class C
Shares
Government Bond Fund -- Class C Shares
Ultra Short-Term Income Fund -- Class C Shares
Treasury & Agency Fund -- Class C Shares
High Yield Bond Fund  -- Class C Shares
Bond Fund  -- Class C Shares
Intermediate Tax-Free Bond Fund -- Class C Shares
Ohio Municipal Bond Fund -- Class C Shares
Intermediate Bond Fund -- Class C Shares
Arizona Municipal Bond Fund -- Class C Shares
Louisiana Municipal Bond Fund -- Class C Shares
Michigan Municipal Bond Fund  -- Class C Shares
Short-Term Municipal Bond Fund  -- Class C Shares
Municipal Bond Fund  -- Class C Shares
Municipal Income Fund-- Class C Shares

Texas Municipal Bond Fund -- Class C Shares
West Virginia Municipal Bond Fund -- Class C Shares
Kentucky Municipal Bond Fund
Investor Fixed Income Fund -- Class C Shares

Money Market Funds
------------------

Prime Money Market Fund - Class C Shares
U.S. Treasury Securities Money Market Fund - Class C Shares
U.S. Government Securities Money Market Fund - Class C Shares
Treasury Prime Money Market Fund - Class C Shares
Municipal Money Market Fund - Class C Shares
Ohio Municipal Money Market Fund - Class C Shares
Michigan Municipal Money Market Fund - Class C Shares



The One Group(R)                  The One Group Services Company


By:  /s/ Mark A. Beeson           By:  /s/ Mark S. Redman

Date:  November 27, 2000          Date   November 16, 2000